UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 5, 2006



                                  MEDIACOM LLC
             (Exact name of Registrant as specified in its charter)


       New York                      333-57285-01                06-1433421
(State of organization)         (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     See disclosure contained in Item 2.03 below, which is incorporated herein by reference.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     Mediacom Communications Corporation owns cable systems through two principal subsidiaries, Mediacom LLC and Mediacom Broadband LLC. The operating subsidiaries of Mediacom LLC (the "Registrant") have a bank credit facility (the "LLC credit facility") that consists of a revolving credit commitment and two term loans. On May 5, 2006, the operating subsidiaries of the Registrant refinanced one of the term loans, of which the outstanding principal amount was $543.1 million, with a new term loan in the amount of $650.0 million.

     Borrowings under the new term loan bear interest at a floating rate or rates equal to, at the option of the operating subsidiaries of the Registrant, the LIBOR rate or the prime rate, plus a margin specified in the LLC credit facility. The margin of the new term loan is 0.5% less than the margin of the term loan that it replaced. The new term loan matures in January 2015, whereas the term loan it replaced had a maturity of February 2013. The obligations of the operating subsidiaries under the new term loan are governed by the terms of the LLC credit facility.

     Proceeds from the new term loan were used to pay in full the outstanding indebtedness of the term loan it replaced and to reduce the outstanding balance of the revolving credit portion of the LLC credit facility.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.     Description
    -----------     -----------

        10.1        Incremental  Facility  Agreement,  dated as of May 5,  2006, between the operating subsidiaries of Mediacom LLC, the lenders signatory thereto and JPMorgan Chase Bank, N.A., as administrative agent *

        10.2        Amendment No.  1,  dated as of May 5,  2006,  to the  Credit
                         Agreement, dated as of October 21, 2004, among the operating subsidiaries of Mediacom LLC, the lenders thereto and JPMorgan Chase Bank, as administrative agent for the lenders *

-------------

* Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006 of Mediacom Communications Corporation filed with the Securities and Exchange Commission on May 10, 2006 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2006


                                          Mediacom LLC



                                          By:  /s/ Mark E. Stephan
                                              ----------------------------------
                                               Mark E. Stephan
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Treasurer